EXHIBIT 32.1

NETWORK EQUIPMENT TECHNOLOGIES, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Network Equipment Technologies, Inc. (the “Company”) on Form 10-K for the year ended March 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Wagenseller, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 14, 2012

/s/ DAVID WAGENSELLER

David Wagenseller

President and Chief Executive Officer